UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 16, 2015
Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36493	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota	55391
(Address of Principal Executive Offices)	(Zip Code)

(952) 473-9950
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 16, 2015, Dakota Plains Holdings, Inc. (the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “Annual Report”). At the time the Company filed the Annual Report, it believed it had received complete authorization from BDO USA, LLP, the Company’s independent registered public accounting firm (“BDO”). Subsequent to the filing of the Annual Report, on March 16, 2015, BDO advised the Company that it had not authorized the Company to file (i) the Report of Independent Registered Public Accounting Firm (“Audit Report”) or (ii) the Consent of Independent Registered Public Accounting Firm (“Consent”), each appearing in, or filed as exhibits to, the Annual Report. BDO has advised the Company that it remains in the process of completing its required internal procedures with respect to the release of a Report of Independent Registered Public Accounting Firm and Consent of Independent Registered Public Accounting Firm regarding the Financial Statements.

Members of the Audit Committee of the Board of Directors and the Company’s Chief Financial Officer have discussed these matters with BDO. As of the date of this current report on Form 8-K, no error has been identified with respect to the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended December 31, 2014, 2013 and 2012 or the notes thereto (collectively, the “Financial Statements”) as presented in the Annual Report. However, primarily as a result of BDO not having fully authorized the filing of the Audit Report or Consent, on March 17, 2015 the Company, as advised by BDO, determined that the Financial Statements were not properly issued and should not be relied upon.

The Company intends to file an amendment to the Annual Report promptly after BDO authorizes the issuance and filing of (i) a Report of Independent Registered Public Accounting Firm and (ii) a Consent of Independent Registered Public Accounting Firm with respect to the Financial Statements.

A copy of the disclosure in this Item 4.02 was provided to BDO in advance of the filing of this current report on Form 8-K. In response, BDO provided a letter to the Company on March 19, 2015, a copy of which is attached as Exhibit 7.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	7.1	Letter from BDO USA, LLP, dated March 19, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2015	DAKOTA PLAINS HOLDINGS, INC.

/s/ Timothy R. Brady
Timothy R. Brady Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
7.1	Letter from BDO USA, LLP, dated March 19, 2015	Filed Electronically

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